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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                       FORM 8-K

                                    CURRENT REPORT

                             _________________________


        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                              _________________________


                           DATE OF REPORT: MARCH 5, 1998
                         (Date of earliest event reported)


                            PHOTOGEN TECHNOLOGIES, INC.
               (Exact name of registrant as specified in its charter)



              NEVADA                       0-23553                36-4010347

 (State or other jurisdiction of   (Commission File Number)  (I.R.S. Employer
 incorporation or organization)                              Identification No.)



7327 OAK RIDGE HIGHWAY, SUITE B
KNOXVILLE, TENNESSEE                                               37931
(Address of principal executive offices)                         (Zip Code)

                                    (423) 769-4011
                 (Registrant's telephone number including area code)

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ITEM 5.   OTHER EVENTS.

     As set forth in the press release of Photogen Technologies, Inc. (the "Company") dated March 5, 1998 filed as Exhibit 99 hereto and incorporated herein by reference, the Company has announced that Dr. Eric Wachter will be presenting the preliminary results of the Company's current animal studies.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  The following exhibit is filed with this report:

99. Press release of the Company, dated March 5, 1998, relating to Dr. Eric Wachter's presentation of the preliminary results of the Company's current animal studies.

                                      SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Photogen Technologies, Inc.



                                       By:  /s/ JOHN SMOLIK
                                          ----------------------------------
Date:     March 5, 1998                   John Smolik, President

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                                    EXHIBIT INDEX

Exhibit
No.       Description


99 Press Release of the Company dated March 5, 1998, relating to Dr. Eric Wachter's presentation of the preliminary results of the Company's current animal studies.

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